UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                               February 24, 2014

                                                                 VYSTAR CORPORATION

(Exact name of registrant as specified in its charter)

            Georgia                                   000-53754                                             20-2027731

(State or other jurisdiction of incorporation)

(Commission File Number)

(IRS Employer

Identification No.)

                                      3235 Satellite Blvd., Building 400, Suite 290, Duluth GA                     30096

(Address of principal executive offices)

          (Zip Code)

Registrant’s telephone number, including area code            (770) 965-0383

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

Beginning February 24, 2014 and ending on March 7, 2014, the Company issued 9,316,667 shares of common stock and warrants to purchase 4,658,333,000 shares of common stock to twelve (12) accredited investors in a private offering.  Total gross proceeds of the issuances were $279,500. No commissions were paid.  All warrants issued to investors (a) are exercisable at $.05 per share of common stock, (b) do not have cashless exercise rights, and (c) are exercisable for two years. The shares of common stock and warrants were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

4.8

Form of Warrant issued to investors February - March 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYSTAR CORPORATION
March 13, 2014	By: /s/ William R. Doyle________ William R. Doyle Chairman, President and Chief Executive Officer

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